                                                                    EXHIBIT 10.3

                             SUBORDINATION AGREEMENT

            (CONNECTIVITY TECHNOLOGIES INC. AS SUBORDINATED CREDITOR)

         WHEREAS, Rome Group, Inc., a Delaware corporation ("Rome Group"), Rome Cable Corporation, a Delaware corporation ("Rome Cable") and Connectivity Products Incorporated, a Delaware corporation ("CPI" and together with Rome Group and Rome Cable, collectively, the "Debtor") desire to transact business with and obtain credit or a continuation of credit from the Lenders, as that term is defined in that certain Second Amended and Restated Loan and Security Agreement dated as of May 19, 2000 (the "Loan Agreement") among the Debtor, Fleet Capital Corporation, a Rhode Island corporation (as successor in interest to BankBoston, N.A.) ("Fleet"), The CIT Group / Business Credit, Inc., a New York corporation ("CIT"), GMAC Commercial Credit LLC, a New York limited liability company ("GMAC"), any other lending institutions that may become Lenders (together with CIT and Fleet collectively, the "Lenders") and Fleet, as agent for the Lenders (in such capacity, the "Agent"), or to induce the Lenders to forbear in the exercise of their rights; and

         WHEREAS, the Lenders are unwilling to extend or continue to extend credit to the Debtor or to forbear in the exercise of their rights unless they receive the agreement of the undersigned to subordinate the Claims to the payment of the Obligations, both as hereinafter defined;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees as follows:

       1. The undersigned represents and warrants to the Lenders that Rome Group is indebted to the undersigned in the aggregate principal sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND ($1,750,000.00) DOLLARS (such amount, together with any and all additional indebtedness hereafter owed to the undersigned by the Debtor (including, without limitation, pursuant to any Tax Refund Note, as defined below), including any renewals thereof, any and all interest thereon and any fees or expenses payable by the Debtor to the undersigned in connection therewith, is hereinafter collectively referred to as the "Claims"). The undersigned further represents and warrants that the Claims are not represented by any instrument or writing, except that certain promissory note dated as of May 19, 2000 (the "Note") made by Rome Group in favor of the undersigned, which has been indorsed and/or assigned and delivered by the undersigned to the Agent, on behalf of the Lenders, pursuant to paragraph 3 hereof. The undersigned agrees that should any of the Claims at any time hereafter be represented by any instrument or writing other than the Note, including, without limitation, any Tax Refund Note, such instrument or writing shall be subject to all of the terms and conditions of this Subordination Agreement as if it were in existence on the date hereof and the same shall be promptly indorsed and/or assigned and delivered to the Agent, on behalf of the Lenders, to be held hereunder. The Note and any such other instrument or writing shall bear the legend set forth on Exhibit A attached hereto on the face thereof. As used herein, "Tax Refund Note" means each promissory note issued pursuant to that certain Tax Refund Agreement of even date herewith by and between, among others, Rome Group and the undersigned.

       2. The undersigned hereby expressly subordinates the payment and performance of the Claims to the payment and performance of any and all of the indebtedness, obligations and liabilities of the Debtor to the Lenders of every kind and description, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, irrespective of the validity or enforceability thereof, including without limitation, all loans, interest, taxes, fees, charges, expenses and attorneys' fees payable by the Debtor whether pursuant to or in connection with the Loan Agreement or otherwise (collectively the "Obligations"). Without in any way limiting the scope of the definition of Obligations hereunder, if at any time revolving loans outstanding under a revolving line of credit extended to the Debtor by the Lenders shall be paid in full without such line of credit being terminated, subsequent borrowings by the Debtor under such line of credit shall constitute Obligations for purposes of this Subordination Agreement. Until the Obligations have been indefeasibly paid in cash in full and completely performed, and the Loan Agreement is of no further force or effect, the undersigned agrees not to (a) demand, accept or receive, in any manner, any payment on account of the Claims, except as provided in this paragraph 2, nor demand, accept or receive any security therefor, (b) initiate or participate in any action, collection, insolvency or other form of proceeding against the Debtor or involving the Claims, (c) assign or transfer all or any portion of the Claims, unless such assignment or transfer is expressly made subject to this Subordination Agreement in a manner satisfactory to the Lenders, (d) amend, restate, modify or alter any of the terms and conditions of the Note or any other instrument or writing evidencing or representing the Claims or any portion thereof or (e) challenge or cooperate with a challenge or consent to a challenge to the validity of this Subordination Agreement. Until such time as the Agent, on behalf of the Lenders, gives notice to the undersigned of the existence of a Default or an Event of Default (as those terms are defined in the Loan Agreement), the Debtor may pay, and the undersigned may accept, the principal of and interest on the Claims solely in accordance with the terms of the Note as in effect on the date hereof; provided that no prepayment of the principal of the Claims may be made at any time (including, without limitation, prepayments to be made at the undersigned's option pursuant to Section 2.2 of the Note or the Section of any Tax Refund Note corresponding to said Section) and no other payment in respect of the Claims shall be made at a time or in an amount other than the time and in the amount set forth in the Note for such payment.

       3. As security for the Obligations, the undersigned hereby pledges, assigns and transfers to the Lenders and grants to the Lenders, a continuing security interest in and to the Claims including without limitation, any and all income, interest, dividends and/or other distributions made to or for the account of the holder of the Claims from any source whatsoever and has indorsed and delivered to the Agent, on behalf of the Lenders, simultaneously with the execution of this Subordination Agreement, all instruments or writings evidencing any of the Claims, including the Note. The undersigned hereby appoints the Agent, on behalf of the Lenders, as attorney-in-fact of the undersigned with full power of substitution to sell, assign, sue for, collect or compromise payment of all or any part of the Claims in the name of the undersigned or in its own name, on behalf of the Lenders, or make any other disposition of the

Claims, or any part thereof, and such disposition may be for cash, credit or any combination thereof. The undersigned grants to the Agent, on behalf of the Lenders, as the attorney-in-fact of the undersigned, full power to do any and all things necessary to be done in connection with the Debtor and the Claims as fully and effectually as the undersigned might or could do but for this appointment, including without limitation, the right and power to participate and/or vote on behalf of the undersigned in any insolvency proceeding involving the Debtor or the Claims and to file proofs of claim on behalf of the undersigned and the Claims in connection therewith. The undersigned hereby ratifies all that said attorney-in-fact shall do or cause to be done by virtue of the power of attorney granted herein. Neither the Agent, the Lenders nor their agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law as such attorney-in-fact except for gross negligence or willful misconduct. This power of attorney is coupled with an interest and shall be irrevocable during the term of this Subordination Agreement and so long as any Obligations shall remain outstanding.

       4. If any payment (other than as permitted pursuant to paragraph 2 hereof) or security is received by the undersigned for or on account of any of the Claims prior to the indefeasible payment in full in cash and complete performance of the Obligations, the undersigned shall forthwith deliver the same to the Agent, in precisely the form received (except for the undersigned's endorsement where necessary) to be held by the Agent, on behalf of the Lenders, hereunder or for application on account of the Obligations, as the Lenders, in their sole discretion, shall determine from time to time.

       5. The undersigned hereby agrees and acknowledges that at any time and from time to time, with or without notice to or further assent from the undersigned: (a) any contract or agreement evidencing, governing or memorializing the Obligations to which the Debtor, or any other person liable for all or any part of the Obligations, is a party may be modified, supplemented, extended, amended, assigned or terminated in any manner; (b) any security at any time held by or available to the Agent or the Lenders for all or any part of the Obligations or any security at any time held by or available to the Agent or the Lenders for any obligation or any other person liable for all or any part of the Obligations may be sold, exchanged, surrendered, compromised, assigned or released; (c) all or any part of the Obligations, or the obligations of any other person liable therefor may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, assigned, terminated or released in whole or in part, or any default with respect thereto waived; (d) the Lenders may refrain from setting off and may release, in whole or in part, any deposit account or credit on their books in favor of the Debtor, or of any other person liable for the Obligations; (e) the Lenders may extend further credit in any manner whatsoever to the Debtor, and generally deal with the Debtor or any security or other person liable for the Obligations as the Lenders may, in their sole and absolute discretion, determine; and (f) the Lenders may enter into subordination agreements with other creditors of the Debtor and, in connection therewith, waive or refuse to waive any term or condition thereof. The undersigned agrees that notwithstanding any of the foregoing actions, the undersigned shall remain bound under this Subordination Agreement.

       6. This Subordination Agreement shall remain in full force and effect and will not be discharged except by the indefeasible payment in full in cash and complete performance of the Obligations in accordance with their respective terms and the complete performance of the agreements and covenants of the undersigned contained herein.

       7. All rights, powers and remedies of the Agent and the Lenders hereunder are cumulative and not exclusive and shall be in addition to all rights, powers and remedies given to the Agent and the Lenders under the Loan Agreement or by law.

       8. If the Lenders shall employ counsel in connection to take any action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Subordination Agreement, or to enforce the security interest of the Lenders in the Claims, or to enforce any other rights of the Lenders hereunder, then in any of such events, all reasonable attorneys' fees and any expenses, costs and charges relating thereto, shall be payable by the undersigned on demand and secured by the Claims.

       9. Each reference herein made to the Agent or the Lenders shall be deemed to include their respective successors and assigns, and each reference to the undersigned and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

      10. The undersigned represents, warrants and covenants that (a) the officer signing on its behalf has been duly authorized to execute this Subordination Agreement for and on behalf of the undersigned, (b) this Subordination Agreement is a valid and legally binding obligation of the undersigned which is enforceable against the undersigned in accordance with its terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, (c) that it has not previously assigned any interest in the Claims, that no party owns an interest in the Claims other than the undersigned and that all of the Claims are owing to the undersigned, subject only to the rights of the Agent and the Lenders hereunder, and (d) the Claims are not and will not be secured by any pledge of or security interest in any of the assets of the Debtor or by any guaranty.

      11. No delay on the part of the Lenders in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand upon any of the undersigned shall be deemed to be a waiver of any obligations of any of the undersigned or of the right of the Lenders to take other or further action without notice or demand as provided herein. No modification or waiver of any of the provisions hereof shall be effective unless in writing and signed by the Lenders, or the Agent on behalf of the Lenders.

      12. This Subordination Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the Commonwealth of Massachusetts and shall in all respects be governed, construed, and enforced in accordance with the laws thereof without regard to conflicts of law principles.

      13. In case one or more of the provisions contained in this Subordination Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of such provisions shall not be affected or impaired under other circumstances and the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      14. Any notice given by any of the undersigned or the Lenders in connection with this Subordination Agreement shall be deemed given when deposited in the United States mail, certified mail, return receipt requested, postage prepaid and addressed to the undersigned at the address set opposite its signature and addressed to the Agent or the Lenders c/o the Agent at Fleet Capital Corporation, One Federal Street, Boston, MA 02110, Attention: John F. Lucas, Assistant Vice President, or to such other addresses as may be provided by the addressee on ten (10) days prior written notice in accordance herewith to the undersigned or the Lenders, as appropriate.

      15. This Agreement may be executed in more than one counterpart, each of which shall constitute an original but which when taken together shall constitute one instrument.

         IN WITNESS WHEREOF, this Subordination Agreement has been executed under seal on this 19th day of May, 2000.

WITNESS:                                   CONNECTIVITY TECHNOLOGIES INC.

/s/ Stephen J. Patterson                   By: /s/ James M. Hopkins
------------------------                       ----------------------
                                           Printed Name:
                                           Printed Title:
                                           Address:
                                                        -----------------------

                                                        -----------------------

                               DEBTOR'S ACCEPTANCE

         The undersigned, the "Debtor" referenced in the foregoing Subordination Agreement between the Agent, for itself and as agent for the Lenders, and Connectivity Technologies Inc. (the "Creditor"), hereby acknowledges notice of the same and agrees that the rights of the Agent and the Lenders with respect to the Claims thereby subordinated shall at all times be the same as if the Agent is the absolute owner of the Claims, and that the Debtor will not at any time make any payments whatsoever on the Claims or any part thereof, except to the Agent or as otherwise permitted in paragraph 2 of the Subordination Agreement. At any time or times on request of the Agent, a true statement of account between the Debtor and the Creditor shall be promptly furnished to the Agent. The Debtor also agrees that upon any breach or default whatsoever of any of the provisions of this Subordination Agreement, whether by the Debtor or by the Creditor, all of the Obligations and the Claims shall, at the option of the Agent, or any time thereafter, become immediately due and payable without notice or demand.

ROME GROUP, INC.                                    ROME CABLE CORPORATION

By:  /s/ Mary Wuest                         By: /s/ Mary Wuest
    ----------------                            ---------------
Printed Name:                                       Printed Name:
Printed Title:                              Printed Title:

CONNECTIVITY PRODUCTS INCORPORATED

By:  /s/ James M. Hopkins
    ----------------------
Printed Name:
Printed Title:

                                    EXHIBIT A

         This Promissory Note, and the payment of principal and interest hereon, have been subordinated pursuant to an unconditional and continuing Subordination Agreement executed and delivered by the holder hereof in favor of Fleet Capital Corporation (successor in interest to BankBoston, N.A.), for itself and as agent for the Lenders identified therein.